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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                           --------------------------

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (date of earliest event reported): April 3, 2008

                           --------------------------

                      INTEGRATED HEALTHCARE HOLDINGS, INC.
             (Exact Name of Registrant as Specified in its Charter)

                           --------------------------

            NEVADA                        0-23511               87-0573331
(State or Other Jurisdiction of        (Commission           (I.R.S. Employer
Incorporation or Organization)         File Number)         Identification No.)

                            1301 NORTH TUSTIN AVENUE
                           SANTA ANA, CALIFORNIA 92705
               (Address of Principal Executive Offices) (Zip Code)

                                 (714) 953-3503
              (Registrant's telephone number, including area code)

          (Former Name or Former Address, if Changed Since Last Report)

                           --------------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS;
APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

      (e) Effective April 3, 2008, Integrated Healthcare Holdings, Inc. (the Company) entered into an amendment to the employment agreement with Steven R. Blake, the Company's Chief Financial Officer.

        Under the amendment, Mr. Blake's term of employment is changed from a three year term to an unspecified term.


ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.

      (d)   Exhibits

EXHIBIT
NUMBER                                 DESCRIPTION

99.1 Amendment #2 to Employment Agreement between Integrated Healthcare Holdings, Inc. and Steve Blake.

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                                   SIGNATURES
                                   ----------

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 8, 2008

                                    INTEGRATED HEALTHCARE HOLDINGS, INC.

                                    By: /s/ Bruce Mogel
                                        -----------------------------------
                                        Bruce Mogel
                                        Chief Executive Officer


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